UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
December 10, 2014

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)
North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 31st Avenue SW, Suite 60 Post Office Box 1988 Minot, ND 58702-1988
(Address of principal executive offices, including zip code)
701-837-4738
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note
Investors Real Estate Trust (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended October 31, 2014 with the Securities and Exchange Commission on December 10, 2014 (the "Original Filing"). On December 23, 2014, the Company filed Amendment No. 1 to the Original Filing to correct errors in the Lease Expiration table appearing on page 46 of the Original Filing. In connection with filing that amendment, the Company made corresponding corrections to its Supplemental Operating and Financial Data for the Quarter ended October 31, 2014 (the "Original Supplement"), originally furnished as Exhibit 99.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on December 10, 2014 (the "Original Form 8-K"), and is hereby furnishing such supplement, as revised (the "Revised Supplement"). The Company revised the Original Supplement to (i) correct certain information contained in the lease expirations tables appearing on pages 25 and 27 of the Original Supplement to conform to the amended Form 10-Q, (ii) correct a typographical error in the investment amount of unimproved land on the Company's balance sheet at October 31, 2014 appearing on page 6 of the Original Supplement, and (iii) remove the "Same-Store Properties" parenthetical appearing in the heading on page 25 of the Original Supplement.

Other than to furnish the Revised Supplement, which reflects such corrections, no other changes have been made to the Original Form 8-K or the exhibits furnished therewith. There is no amendment or restatement of any of the financial statements in the Original Filing.

Item 2.02.  Results of Operations and Financial Condition.

and

Item 7.01. Regulation FD Disclosure.

An earnings release issued by the Registrant on December 10, 2014, regarding financial and operational results for the three and six months ended October 31, 2014, is attached as Exhibit 99.1, and certain supplemental information regarding the Company's capital analysis, portfolio, tenant analysis and growth and strategy is attached as Exhibit 99.2. This information is being furnished pursuant to Item 7.01 and Item 2.02 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01.  Financial Statements and Exhibits.
(d)	Exhibits
Exhibit
Number	Description

99.1
Earnings Release issued December 10, 2014, regarding financial and operational results for the three and six months ended October 31, 2014 (furnished as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on December 10, 2014, and incorporated herein by reference)

99.2	Supplemental information (furnished herewith, as revised and corrected)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer

Date: December 23, 2014

Exhibit
Number	Description

99.1
Earnings Release issued December 10, 2014, regarding financial and operational results for the three and six months ended October 31, 2014 (furnished as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on December 10, 2014, and incorporated herein by reference)

99.2	Supplemental information (furnished herewith, as revised and corrected)